EQUITY COMPONENTS	12 Months Ended
Dec. 31, 2025
Equity Components
EQUITY COMPONENTS

NOTE 13: EQUITY COMPONENTS

13.1 Share capital

As of December 31, 2025, the share capital amounts to $ 1,364 million, including approximately $ 4 million treasury shares.

13.1.1 Share repurchase plan

Taking into consideration the market volatility and the persisting divergence between the Company’s share price and the economic reality its assets currently or potentially have, which is detrimental to the interests of its shareholders, and considering the Company’s history of strong cash position and fund availability, the Board of Directors has implemented several share repurchase programs, considering in each case that treasury shares may not exceed the 10% capital stock capitalization.

On September 8, 2025, the Company’s Board of Directors approved a share repurchase program for up to US$ 100 million, an initial term of 120 calendar days and maximum prices of US$ 60 per ADR and $ 3,480 per common share.

During the fiscal year ended December 31, 2025, the Company directly and indirectly acquired 35 thousand shares for $ 122 million and 795 thousand ADRs for US$ 46.8 million, respectively.

As of the date of issuance of these Consolidated Financial Statements the share repurchase plan is no longer in effect and no treasury shares have been acquired under this plan subsequent to December 31, 2025.

13.1.2 Stock Compensation Plan

As of December, 31 2025, 4 million remained in treasury to be delivered to employees under such plan (see Note 4.15).

13.2 Earnings per share

Basic earnings per share are calculated by dividing the result attributable to the Company’s equity interest holders by the weighted average of outstanding common shares during the year. Diluted earnings per share are calculated by adjusting the weighted average of outstanding common shares to reflect the conversion of all dilutive potential common shares.

Potential common shares will be deemed dilutive only when their conversion into common shares may reduce the earnings per share or increase losses per share of the continuing business. Potential common shares will be deemed anti-dilutive when their conversion into common shares may result in an increase in the earnings per share or a decrease in the losses per share of the continuing operations.

The calculation of diluted earnings per share does not entail a conversion, the exercise or another issuance of shares which may have an anti-dilutive effect on the losses per share, or where the option exercise price is higher than the average price of ordinary shares during the year, no dilutive effect is recorded, being the diluted earnings per share equal to the basic. As of December 31, 2025, 2024 and 2023, the Company does not hold any significant potential dilutive shares, therefore there are no differences with the basic earning per share.

	12.31.2025	12.31.2024	12.31.2023
Earning attributable to equity holders of the Company	377	619	302
Weighted average amount of outstanding shares	1,360	1,360	1,366
Basic and diluted earnings per share	0.28	0.46	0.22

13.3 Profit distributions

Dividends distributed to individuals, undivided estates or beneficiaries residing abroad, derived from profits generated during fiscal years beginning on or after January 1, 2018 are subject to a 7% withholding tax (see Note 2.6.1.2). The distribution of dividends is made based on the Company’s Stand-Alone Financial Statements which are presented in pesos, the legal currency in Argentina, pursuant to regulatory requirements.

The Company may pay and distribute dividends and any other type of profits to its shareholders, except if: (i) there is an event of breach; or (ii) the Company is not in a position to incur debt under the indentures governing the Class 21, Class 23, Additional Class 23 and Class 26 CB. As of the date of issuance of these Consolidated Financial Statements, the Company has complied with all commitments set forth in the indentures governing the above-mentioned CB.